Rule 497(e)
File Nos. 333-162249
811-09667

Supplement Dated October 6, 2009
To the Prospectus for the

Prestige Series Flexible Premium Variable Universal Life Policy
Dated May 1, 2003

Issued Through

PRESTIGE VARIABLE LIFE ACCOUNT

By

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

This supplement amends certain information contained in your Prestige Series Variable Universal Life Policy prospectus.  Please read this Supplement carefully and retain it for future reference.

The Board of Trustees of the Van Eck Worldwide Insurance Trust (the “Board”) has approved a Plan of Liquidation and Dissolution for the Worldwide Real Estate Fund (“Fund”), pursuant to which the Fund is expected to be liquidated on or about December 8, 2009 (the “Liquidation Date”).  The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

As a result, effective as of November 6, 2009 (the “Closure Date”), the Subaccount investing in the Fund will be closed to new Contributions and incoming Transfers.

All other Portfolios are unaffected by the recent action of the Board, and will continue to remain available as Subaccount investment options after the Closure Date.

Any Policyowner utilizing a custom transfer feature such as Dollar Cost Averaging or Account Rebalancing involving the Fund should contact the Customer Service Center immediately to make alternate arrangements.  If you fail to make alternate arrangements by the Closure Date, allocations made to the Fund Subaccount utilizing the custom transfer feature will be directed to the Fidelity Money Market Portfolio Subaccount.

You may elect to transfer your contract value in the Fund before the Liquidation Date by calling the customer service center at 1-888-353-2654 or in writing at the Customer Service Center, 8515 East Orchard Road, 9T2, Greenwood Village, CO 80111.

If you have not transferred your contract value out of the Fund as of the Liquidation Date, your contract value invested in the Fund will be automatically transferred to the Fidelity Money Market Portfolio.

This Supplement must be accompanied by, or read in conjunction with the
Prospectus dated May 1, 2003.

Please keep this Supplement for future reference.